CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

China Security & Surveillance Technology, Inc.

Fourth-quarter and Full-year 2010 Earnings Conference Call
February 28, 2011

Safe Harbor Statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as 'will,' 'believes,' 'expects' or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this presentation. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this presentation, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ('SEC'), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov.

CSST: Growth Leader, Strong Record, Positive Outlook

Productive 2010

- Grew revenues, margins and earnings

- Scaling businesses in large-scale government contracts and security service segment

- Delivered consistent cost improvements

- Paved a solid platform to engineer the growth in the years ahead

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

4Q Financial Performance

A Solid Quarter with Strong Growth in Revenues and Earnings

	4Q09	4Q10
Revenues	$182.71M	$214.01M
Gross Profit	$51.48M	$61.15M
Net Income*	$26.07M	$29.04M
Gross Margin	28.2%	28.6%
Net Margin	14.3%	13.6%
GAAP EPS	$0.38	$0.33

**Net income attributable to the Company*

Growth in revenues due to strong demand from both the government and corporate sectors

Year-over-year growth in 4Q10

- Revenues grew 17.1%
- Gross profit grew 18.8%
- Net income* grew 11.4%

Net margin decreased due to higher taxes paid in the fourth quarter of 2010

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

FY2010 Revenues
Solid Growth Momentum

CSST Revenues
($ in millions)



1.5%
8.8%
8.0%
15.1%
13.4%
Service
Distribution
Manufacturing
Installation
76.1%
77.1%
FY09
FY10

FY10 revenues totaled $684.70 million, up 17.9% from $580.87 million last year

- Key drivers
  - Strong growth in safe city and e-city businesses which were reflected by heavy backlogs and government projects in the pipeline
  - Established brand awareness and distribution channels in China

CSST FY10 revenue mix – 77.1% from Installation

- Installation segment as a key revenue driver in FY10 and the coming few years
- Service segment reported $10.20 million, 1.5% of total revenues

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Revenue Trends

Government Sector Continues to Gain Momentum


CSST Revenues
($ in millions)
52%
48%
56%
44%
Government
Corporate
FY09
FY10


CSST Revenues
($ in millions)
$36.98
$543.89
$0.82
$683.88
Non-organic
Organic
FY09
FY10

Organic revenues represented 99.9% of total revenues in 2010

- From 2Q10 onwards, all revenues were organic

Foster collaboration among subsidiaries to enhance cost efficiency and productivity

Gross Profit and Margin
Compelling Profitability Growth



CSST Gross Profit
($ in millions)
Gross Margin
$142.87
$189.42
24.6%
27.7%
FY09
FY10



Gross Margin Trend Analysis
Gross Margin
26.0%
21.9%
22.1%
28.2%
24.1%
25.8%
30.7%
28.6%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Gross profit up 32.6% and gross margin expanded 310 basis points year-over-year

- Driven by higher margins from large-scale government projects

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Gross Profit and Margin
Installation Continues to Drive Growth

Gross Margin by Segment

	FY09	FY10
Installation	25.2%	29.3%
Manufacturing	27.7%	25.9%
Distribution	13.7%	15.9%
Service	--	21.9%
Total	**24.6%**	**27.7%**

Segment gross margins

- Increase in gross margin in installation segment due to higher margins in large-scale government contracts
- Decrease in gross margin in manufacturing segment was primarily due to the decrease of selling price in maintaining market share and expansion of customer base

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Operating Expenses
Enhanced Operating Efficiency

CSST Selling and Marketing Expenses
($ in millions)



% of revenues
$12.50
$11.82
2.2%
1.7%
FY09
FY10

CSST General and Admin Expenses*
($ in millions)



% of revenues
$34.59
$36.78
6.0%
5.4%
FY09
FY10

**Exclude non-cash employee compensation expenses*

Continued initiatives to improve cost efficiency

- Percentage of revenues for selling and marketing expenses and general and administrative expenses decreased year-over-year

Non-cash employee compensation expenses totaled $24.74 million in FY10 versus $18.09 million in FY09

- Continue to view the share-based compensation as an important tool to motivate employees and achieve company objectives

Income from Operations
Significant Increase in Income from Operations

CSST Income from Operations
(in $ millions)


Operating Margin
$103.94
$65.96
15.2%
11.3%
FY09
FY10

Income from operations increased 57.6% and operating margin expanded 390 basis points year-over-year

- Margin expansion from large-scale government contracts
- Continued progress on our cost initiatives

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Interest Expenses and Income Taxes

CSST Interest Expenses*
(in $ millions)


$4.88
$13.52
FY09
FY10

*Exclude redemption accretion on convertible notes

CSST Income Taxes
(in $ millions)


Effective Tax Rate
$1.73
$15.14
3.0%
16.4%
FY09
FY10

Interest expenses increased year-over-year due to the increase in the outstanding balances of the Company's bank loans

Effective tax rate increased to 16.4%

- Continue to fully utilize the tax benefit status of our various subsidiaries

Net Income and EPS
Net Margin Improvement


CSST Net Income*
(in $ millions)
Diluted EPS
Net Margin
$56.58
$77.39
11.3%
9.7%
$1.01
$0.96
FY09
FY10
**Net income attributable to the Company*

Net income attributable to the Company grew 36.8% year-over-year

- Strong revenue growth
- Robust margin expansion
- Efficient cost initiatives

EPS totaled $0.96 in FY10 versus $1.01 in FY09

- EPS in FY10 was affected by the increase in weighted average diluted share count from 56.17M shares in 2009 to 80.52M shares in 2010

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Non-Cash Expenses (Gain)

($ in millions)	FY09	FY10
Net Income*	**$56.58**	**$77.39**
Non-cash expenses (gain)		
Depreciation and amortization	$12.74	$13.14
Non-cash employee Compensation	$18.09	$24.74
Redemption accretion on convertible notes	$14.85	--
Gain on modification of convertible notes	($9.32)	--
Total	**$36.36**	**$37.88**

*Net income attributable to the Company

($ in dollars)	FY09	FY10
	per share	
Diluted EPS	**$1.01**	**$0.96**
Non-cash expenses (gain)		
Depreciation and amortization	$0.23	$0.16
Non-cash employee Compensation	$0.32	$0.31
Redemption accretion on convertible notes	$0.26	--
Gain on modification of convertible notes	($0.17)	--
Total non-cash expenses	**$0.64**	**$0.47**
Share count	**56.17M**	**80.52M**

Backlog

Strong Year-over-Year Backlog Growth


CSST Backlog
(in $ millions)
$74.25
$73.26
$192.85
$199.72
$213.12
$412.56
$325.50
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Backlog increased significantly from $192.85 million as of Dec 31, 09 to $325.50 million as of Dec 31, 10; however down $87.06 million from $412.56 million as of end of the last quarter.

- Attributable to large-scale government contracts
- Expect to be realized within the next few quarters
- Exclude framework agreements and Letter of Intents

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Balance Sheet Items

($ in millions)	Sep 30, 10	Dec 31, 10
Total Debt	$260.59	$314.05
Debt Ratio	24.4%	28.3%
AR	$388.58	$433.99
DSO*	192 days	182 days
Inventory	$90.55	$59.37
Working Capital	$349.89	$377.78

*Per quarter

Continued to maintain healthy capital structure

- Increase of debt due to additional borrowings from domestic banks to support large-scale government projects

Disciplined AR collection process

- AR increased in line with revenue growth
- DSO decreased to 182 days
- Continued to monitor AR closely

Cash Position

Cash balance of $65.63 million at December 31, 2010 versus $185.70 million at September 30, 2010

($ in millions)	As at December 31		
	2009	2010	
Net cash from operating activities	$52.60	($176.77)	Increase in accounts receivable and advance to suppliers
Net cash from investing activities	($19.49)	($142.45)	Increase in deposits for acquisitions of subsidiaries
Net cash from financing activities	$75.54	$222.93	Issuance of common stock and additional bank loans raised

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

Corporate Development

Solid Growth, Improved Margins

- Extended our leadership in government sector in safe city and e-city initiatives: terrific growth in large-scale government contracts
- Growth in three major segments continued to be encouraging, security service business started to establish its presence in China
- Continued to strengthen working relationship with Chinese banks

Others

- Received a preliminary, non-binding letter from Chairman and Chief Executive Officer Mr. Guoshen Tu which stated that Mr. Tu is considering the feasibility of developing a proposal to acquire all of the outstanding shares of common stock of CSST not currently owned by Mr. Tu in a going private transaction
- Formed a special committee of independent directors to consider Mr. Tu's interest and any proposal made by him

2011 Outlook
Focus on Growth

Grow revenues, margins and earnings	**Continue to grow installation business, focus on higher margin large-scale government projects** – concerted efforts on safe city and e-city projects amidst the growing demand for surveillance and safety products and services in China
Invest in and continue to scale growth platforms	**Continue to build recurring service business model** – extend CSST's capabilities in the Service Segment
Deliver consistent cost improvements	**Focused, disciplined cost management** – continuing cost improvement opportunities

FY2011 Guidance
Focus on Growth

Revenues in the range of $870 to $890 million

Net income in the range of $104 to $106 million

EPS in the range of $1.13 to $1.15

CSST
中国安防技术有限公司
China Security & Surveillance Technology, Inc.

China Security & Surveillance Technology, Inc.

Fourth-quarter and Full-year 2010 Earnings Conference Call
February 28, 2011